As filed with the Securities and Exchange Commission on November 30, 2001
                                               Registration No. 333-____________
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         BRUSH ENGINEERED MATERIALS INC.
             (Exact Name of Registrant as Specified in Its Charter)



              OHIO                                       34-1919973
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)


                  17876 St. Clair Avenue, Cleveland, Ohio 44110
           (Address of Principal Executive Offices Including Zip Code)

            BRUSH ENGINEERED MATERIALS INC. DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS (AS AMENDED THROUGH SEPTEMBER 11, 2001)
                            (Full Title of the Plan)

                               Michael C. Hasychak
                     Vice President, Secretary and Treasurer
                         Brush Engineered Materials Inc.
                             17876 St. Clair Avenue
                              Cleveland, Ohio 44110
                     (Name and Address of Agent For Service)

                                 (216) 486-4200
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

-------------------------- ---------------------- ----------------------- ------------------------- ----------------------

Title of                   Amount to be           Proposed Maximum        Proposed Maximum          Amount of
Securities to              Registered (1)         Offering Price          Aggregate                 Registration
be Registered                                     Per Share (2)           Offering Price (2)        Fee
-------------------------- ---------------------- ----------------------- ------------------------- ----------------------

Common Stock,
without par value (3)       60,000                $ 10.74                   $ 644,400               $ 154.02

-------------------------- ---------------------- ----------------------- ------------------------- ----------------------

(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also registers such additional shares of Common Stock of Brush Engineered Materials Inc., without par value ("Common Shares"), as may become issuable pursuant to the anti-dilution provisions of the Brush Engineered Materials Inc. Deferred Compensation Plan for Nonemployee Directors (as Amended through September 11, 2001) (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low prices of a Common Share on the New York Stock Exchange on November 26, 2001, within five business days prior to filing.

(3) One right (each, a "Right") to purchase Series A Junior Participating Preferred Stock of Brush Engineered Materials Inc. will be issued with each Common Share. The terms of the Rights are described in the Form 8-A filed by Brush Engineered Materials Inc. on May 16, 2000.

                         Exhibit Index Appears on Page 2

                                     PART II

         This Registration Statement on Form S-8 relates to the registration of additional Common Shares under an employee benefit plan for which a Registration Statement on Form S-8 relating to Common Shares has already been filed and remains effective. Pursuant to General Instruction E to Form S-8, the contents of the following documents are hereby incorporated by reference:

     - Registration Statement No. 333-48866 on Form S-8, filed by Brush Wellman Inc. (to which Brush Engineered Materials Inc. is a successor issuer) on June 26, 1992;

     - Registration Statement No. 333-63353 on Form S-8, filed by Brush Wellman, Inc. on September 14, 1998; and

     - Post-Effective Amendment No. 1 to the Registration Statement No. 333-63353 on Form S-8 described above, filed by Brush Engineered Materials Inc. on May 17, 2000.


ITEM 8.  Exhibits.
         --------

         4(a) Brush Engineered Materials, Inc. (formerly Brush Wellman Inc.) Deferred Compensation Plan for Nonemployee Directors effective January 1, 1992 (filed as Exhibit I to the Proxy Statement dated March 6, 1992, filed by Brush Wellman Inc.,
                Commission File No. 1-7006), incorporated herein by reference.

         4(b) 2000 Reorganization Amendment, dated May 16, 2000, to the Brush Engineered Materials Inc. Deferred Compensation Plan for Nonemployee Directors (filed as Exhibit 4(b) to Post-Effective Amendment No. 1 to Registration Statement No. 333-63353 on Form S-8), incorporated herein by reference.

         4(c) Amendment No. 1 (Effective September 11, 2001) to Brush Engineered Materials Inc. Deferred Compensation Plan for Nonemployee Directors (As Amended as of May 16, 2000).

         4(d) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000 (Registration No. 333-95917), incorporated herein by reference.

         4(e) Amended and Restated Code of Regulations of Brush Engineered Materials Inc. (filed as Exhibit 4(b) to the Current Report on Form 8-K filed by Brush Wellman Inc. on May 16, 2000), incorporated herein by reference.

         4(f) Rights Agreement, dated as of May 10, 2000, by and between Brush Engineered Materials Inc. and National City Bank, N.A. as Rights Agent (filed as Exhibit 4(a) to the Current Report on Form 8-K filed by Brush Engineered Materials Inc. on
                May 16, 2000), incorporated herein by reference.

         5 Not applicable. No original issuance of Common Shares under the Plan.

         23     Consent of Independent Auditors.

         24 Power of Attorney for each officer and director of Brush Engineered Materials Inc. signing this Registration Statement through an attorney-in-fact.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on November 30, 2001.



                              BRUSH ENGINEERED MATERIALS INC.


                              By: /s/ Michael C. Hasychak
                                  ---------------------------------------------
                                  Michael C. Hasychak, Vice President,
                                  Secretary and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on November 30, 2001.


               Signature                                       Title
               ---------                                       -----


        *                                Chairman of the Board, Chief
----------------------------------       Executive Officer and Director
Gordon D. Harnett                        (principal executive officer)


        *                                Vice President Finance and Chief
----------------------------------       Financial Officer (principal financial
John D. Grampa                           and accounting officer)


        *                                Director
----------------------------------
Albert C. Bersticker


        *                                Director
----------------------------------
Charles F. Brush, III


        *                                Director
----------------------------------
David H. Hoag


        *                                Director
----------------------------------
Joseph P. Keithley


        *                                Director
----------------------------------
William P. Madar


        *                                Director
----------------------------------
N. Mohan Reddy Ph.D.


        *                                Director
----------------------------------
William R. Robertson


        *                                Director
----------------------------------
John Sherwin, Jr.


         * Michael C. Hasychak, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed as Exhibit 24 to this Registration Statement.


November 30, 2001                          By:  /s/  Michael C. Hasychak
                                           -------------------------------------
                                           Michael C. Hasychak, Attorney-in-Fact

                                     EXHIBIT INDEX
                                     -------------


         4(a) Brush Engineered Materials, Inc. (formerly Brush Wellman Inc.) Deferred Compensation Plan for Nonemployee Directors effective January 1, 1992 (filed as Exhibit I to the Proxy Statement dated March 6, 1992, filed by Brush Wellman Inc.,
                Commission File No. 1-7006), incorporated herein by reference.

         4(b) 2000 Reorganization Amendment, dated May 16, 2000, to the Brush Engineered Materials Inc. Deferred Compensation Plan for Nonemployee Directors (filed as Exhibit 4(b) to Post-Effective Amendment No. 1 to Registration Statement No. 333-63353 on Form S-8), incorporated herein by reference.

         4(c) Amendment No. 1 (Effective September 11, 2001) to Brush Engineered Materials, Inc. Deferred Compensation Plan for Nonemployee Directors (As Amended as of May 16, 2000).

         4(d) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000 (Registration No. 333-95917), incorporated herein by reference.

         4(e) Amended and Restated Code of Regulations of Brush Engineered Materials Inc. (filed as Exhibit 4(b) to the Current Report on Form 8-K filed by Brush Wellman Inc. on May 16, 2000), incorporated herein by reference.

         4(f) Rights Agreement, dated as of May 10, 2000, by and between Brush Engineered Materials Inc. and National City Bank, N.A. as Rights Agent (filed as Exhibit 4(a) to the Current Report on Form 8-K filed by Brush Engineered Materials Inc. on
                May 16, 2000), incorporated herein by reference.

         5 Not applicable. No original issuance of Common Shares under the Plan.

         23     Consent of Independent Auditors.

         24 Power of Attorney for each officer and director of Brush Engineered Materials Inc. signing this Registration Statement through an attorney-in-fact.